BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Global Opportunities V.I. Fund

BlackRock High Yield V.I. Fund

BlackRock International V.I. Fund

BlackRock Large Cap Core V.I. Fund

BlackRock Large Cap Growth V.I. Fund

BlackRock Large Cap Value V.I. Fund

BlackRock Money Market V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

BlackRock Value Opportunities V.I. Fund

(the “Funds”)

Supplement dated May 31, 2012
to the Statement of Additional Information dated May 1, 2012

Effective immediately, the following changes are made to the Funds’ Statement of Additional Information:

The fourth paragraph under the section entitled “Information on Distribution Related Expenses – Distribution Arrangements” in Part I of the Statement of Additional Information is deleted in its entirety and replaced with the following:

The payments described above may be made, at the discretion of BRIL or BlackRock, to insurance companies in connection with the sale and distribution of Fund shares. Pursuant to applicable Financial Industry Regulatory Authority (“FINRA”) regulations, the details of certain of these payments, including the insurance companies receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed.

As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following insurance companies are receiving such payments: Allianz Life Financial Services, LLC, AXA Equitable Life Insurance Company, New York Life Insurance and Annuity Corporation, RiverSource Distributors, Inc., Transamerica Advisors Life Insurance, Transamerica Advisors Life Insurance Company of New York and Transamerica Capital, Inc. In lieu of payments pursuant to the foregoing, the Manager, the Distributor or their affiliates may make payments to insurance companies of an agreed-upon amount that will not exceed the amount that would have been payable pursuant to the above, and may also make similar payments to other insurance companies.

Shareholders should retain this Supplement for future reference.

SAI-VAR-0512SUP